GENELUX

Redefining Immuno-Oncology

Corporate Presentation February 2026

Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections, about Genelux Corporation ("Genelux," the "Company," "we," "us" or "our") that are based on the beliefs and assumptions of our management team, and on information currently available to such management team. These forward-looking statements include, but are not limited to, statements concerning: the expansion and advancement of our platform and pipeline and our approach and strategy related to the platform and pipeline; Olvi-Vec's potential utility and our plans and expectations for Olvi-Vec across various designs and indications; our expectations regarding the field of oncolytic viral immunotherapy; Olvi-Vec's potential to provide utility across multiple tumor types, and our expectations regarding our Phase 3 trial; the potential of our current and future pipeline to produce best-in-class drugs; our clinical trial strategy and design; the results from our current and future clinical trials and the potential of such results to validate our platform and Olvi-Vec; our expectations regarding (i) the timing of our Phase 2 and Phase 3 clinical trials, including data results and (ii) our intellectual property rights under the Newsoara license agreement; our planned investments to meet worldwide clinical trial demand and facilitate our U.S. commercial launch, if approved; the commercial market opportunity for Olvi-Vec in the United States; our various commercial strategies for self-launching Olvi-Vec for ovarian cancer in the United States, including expected milestones related to clinical trials and commercial partnerships and collaborations; and total addressable population for our programs. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, contained in this presentation, including statements regarding future events, future financial performance, business strategy and plans, and objectives of ours for future operations, are forward-looking statements.

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This presentation discusses a product candidate that is under clinical study and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied.

Highlights

Olvi-Vec: late-stage* Clinical Program focused on *Platinum Resensitization* in *Multiple Indications

Ongoing pivotal Phase 3 trial in late-stage platinum resistant/refractory ovarian cancer (PRROC)

Alignment reached with FDA that could potentially support a traditional approval without need for confirmatory trial

Ongoing Phase 2 trial via systemic administration in recurrent non-small cell lung cancer (NSCLC)

Ongoing Phase 1b/2 trial via systemic administration in recurrent small cell lung cancer (SCLC)

Estimated Billion Dollar Plus Annual Market Opportunity

Potential beyond ovarian and lung cancers in numerous settings via systemic administration

Focused Commercial Strategy

US launch planned in Ovarian Cancer initially; strategic partnerships for ex-US rights

Validating Strategic Partnership

Newsoara Biopharma (Greater China rights) has paid $11M to date and Genelux is eligible for additional development, regulatory and sales milestone payments and up to mid-double-digit percentages royalties on net sales

CHOICE™ Platform; Broad and Diverse Discovery Engine

Library with over 500 novel vaccinia strains and 110+ transgenes

A Maturing Modality with Phase 3 Companies Validating Oncolytic Virus Potential

Limitations of 1st Gen Viruses

Limited to local delivery and scope of addressable cancers

AMGEN FDA/EMA Approval in Melanoma	Daiichi-Sankyo PMDA Approval in malignant glioma
Replimune Potential FDA approval in April 2026 for anti-PD-1 failed melanoma	CG Oncology Initiated rolling BLA filing in 2025 for non-muscle invasive bladder cancer

GENELUX

Next Generation Regional & Systemic Administration

Systemic Delivery

Potential to be First-in-Class

Across multiple tumor types

Phase 2 Ovarian Cancer

Apparent tumor re-sensitization to platinum-based therapy

Phase 1b Solid Tumors

Dose-dependent mOS in metastatic lung-diseased solid tumor patients after multiple IV doses

Potential Clinical Advantages of Olvi-Vec

- ✓ Systemic Dosing and Redosing
- ✓ Target & Treat Metastatic Diseases
- ✓ Robust Immune Activation Profile
- ✓ Broad spectrum of accessible tumor types
- ✓ Multiple Routes of Delivery
- ✓ Tumor Selectivity
- ✓ Strong immune activator
- ✓ Nonhuman Pathogen

mOS: median overall survival

The Most Advanced Non-local Delivery Oncolytic Immunotherapy

Olvi-Vec: *7 Completed Clinical Trials (>150 Patients)*



Physician-preferred routes of delivery

- Regional and Systemic Administration to preferentially locate, colonize and destroy tumor cells, including metastatic disease
- IV therapy currently being used in small cell lung cancer Phase 1b/2 trial and in non-small cell lung cancer Phase 2 trial
- In ovarian cancer Phase 3 trial, catheter placement is prior to chemotherapy, with removal no longer than 2 weeks after initial placement



Antitumor Effect and Well Tolerated

- Strong ORR, mPFS & mOS data in Phase 1b/2 trial in platinum-resistant/ refractory ovarian cancer
- No Maximum Tolerated Dose (MTD) observed
- Potential utility in multiple cancers (demonstrated anti-tumor activity in 20 pre-clinical solid & liquid tumor models, e.g., ovarian, lung, breast, colon, lymphoma)



Ideal Backbone of Combination Therapy

- Turns tumors "hot" by localized inflammation and induction of the influx of tumor infiltrating lymphocytes (TILs)
- Positively modulates anti-tumor pathways in tumor microenvironment
- Potential use with various modalities such as chemotherapies (e.g., platinum-based), immune checkpoint inhibitors and bi-specifics - including rechallenging recurrent patients in multiple tumor types

ORR: overall response rate, mPFS: median progression-free survival, mOS: median overall survival.

Program Builds on Completed Trials to Exploit Competitive Advantages

Upcoming Trial Readouts have Potential to Redefine:

- *Therapy (platinum resensitization in multiple indications)*
- *Modality (systemic administration of an oncolytic virus)*

Olvi-Vec	Indication	Design	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	Collaborators
Regional Route	***Ovarian Cancer*** *(platinum-resistant/ refractory)*	*Olvi-Vec (i.pe)* ***+Platinum-based regimen***	*Ph3 OnPrime/GOG-3076 Trial Actively Enrolling* Received FDA Fast Track Designation				*Topline results expected in 2H, 2026*	GOG FOUNDATION *(Cooperative Group)* *U.S.-based trial*
Systemic Route	***Non-Small Cell Lung Cancer*** *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***	*Ph2 Actively Enrolling*				*Interim (updated dose-finding) data expected throughout 2026*	*U.S.-based trial*
Systemic Route	***Small Cell Lung Cancer*** *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***	*Ph1b/2 Actively Enrolling*				*Interim (updated dose-finding) data expected throughout 2026*	NEWSOARA *(Greater China-based trials)*
Systemic Route	***Ovarian Cancer*** *(recurrent/platinum failure)*	*Olvi-Vec (IV)* ***+Platinum-based regimen***	*Ph1b/2 Regulatory Submission*					NEWSOARA *(Greater China-based trials)*
Systemic Route	***Non-Small Cell Lung Cancer*** *(recurrent/platinum-ICI failure)*	*Olvi-Vec (IV)* ***+Platinum/Checkpoint inhibitor-based regimen***	*Planned*					NEWSOARA *(Greater China-based trials)*

Regional Administration Program

Ovarian Cancer

Ovarian Cancer Program: Regional (Intraperitoneal) Delivery

Key Takeaways

- Phase 1 tested condensed dosing schedule and demonstrated tolerability with evidence of anti-tumor activity
- Phase 2 demonstrated promising Overall Response Rate (ORR) and Progression Free Survival (PFS), and clinical reversal of platinum resistance and refractoriness

Expected Milestones

- Phase 3 registrational trial: ongoing with topline results expected in 2H, 2026

Completed and ongoing clinical trials in heavily pre-treated platinum resistant/refractory patients

Trial Sites Location / (#)	Clinical Stage	Design	Patients	Randomization	Status
US / (~30)	Phase 3	Combination (platinum-based regimen)	186	2:1	Enrolling[3]
US / (1)	Phase 1	Monotherapy (Dose Escalation)	11	Single Arm	Completed[1]
US / (2)	Phase 2	Combination (platinum-based regimen)	27	Single Arm	Completed[2]

A platinum resensitizing agent is a long-standing desirable and highly demanded mechanism of action of Gyn-Oncs, their so-called "Holy Grail".[4]

1 Manyam et al., Gynecol Oncol. 2021;163(3):481-489.
2 Holloway et al., JAMA Oncol. 2023 Jul 1;9(7):903-908.
3 Holloway et al., Int J Gynecol Cancer. 2023 Sep 4;33(9):1458-1463.
4 Journal of Investigative Medicine High Impact Case Reports, Volume 6: 1–3, 2018 DOI: 10.1177/2324709618760080 Journals.sagepub.com/home/hic

Phase 3 Pivotal Trial Design Founded on Phase 2 Trial Design & Results

Trial design intends to replicate previous data showing anti-tumor activity of Olvi-Vec and reversal of platinum resistance/refractoriness.

Key Inclusion Criteria

- High-grade serous, endometrioid, or clear-cell ovarian cancer
- Platinum-resistant or -refractory disease
- Received prior bevacizumab (or biosimilar) treatment
- Received a minimum of 3 prior lines of systemic therapy with no maximal limit
- Performance status ECOG is at 0 or 1, and life expectancy of at least 6 months

Multi-center, randomized open-label[1]
n=186

Experimental Arm
Olvi-Vec and Platinum + single agent chemo + Bevacizumab, followed by maintenance therapy
(Uses the same treatment regimen as in the completed Phase 2 study)

Active Comparator Arm [2]
Single-agent chemo (+ optional platinum) + Bevacizumab, followed by maintenance therapy

Topline results expected in 2H, 2026

Primary Endpoint

Progression-Free Survival

"If a clinically meaningful PFS advantage is demonstrated in the absence of a decrement in OS, this could potentially support traditional approval."[3]

Key Secondary Endpoints

1. Treatment-emergent AEs
2. Duration of Response (DOR)
3. Overall Response Rate (ORR)
4. Overall Survival (OS)

[1] International Journal of Gynecological Cancer, Holloway RW, et al. 2023;33:1458–1463.
[2] Protocol amended to make platinum optional in the Active Comparator Arm with intent to implement upon receipt of IRB approvals.
[3] FDA Response to Request for Clarification, dated January 30, 2025.

Completed Phase 1b Anti-tumor Activity as Monotherapy Leading into Combination

Key Clinical Takeaways

- Median progression free survival (mPFS) of 6.1 months (median 4 prior lines; 95%CI: 2.2-NA) for the six patients in Cohort 1 virus monotherapy – the dose used in Phase 2.
    1. SOC-AURELIA regimen (1-2 prior lines)
       - mPFS: 6.7 mos
    2. ELAHERE (1-3 prior lines)
       - mPFS: 5.62 mos
- Cohort 2/3 dosing done exponentially higher with no MTD reached.

Olvi-Vec Monotherapy[1]

Patient Background & Study Treatment
- Heavily pre-treated PRROC patients with documented progressive disease
- Cohort 1 received a single cycle of intraperitoneal delivery on 2 consecutive days; total dose: $6x10^9$ pfu, same dose as Phase 1/2

Tolerability:
- No Dose Limiting Toxicity (DLT)
- No Maximum Tolerated Dose (MTD)
- No Grade 4 Adverse Events (AE)

Antitumor activity:
- Disease Control Rate: 73% (8/11)
- 4/11 patients over three dose cohorts had >2x PFS relative to immediate prior chemotherapy

Translational Evidence:
- Activation of tumor-specific T cell response detected in blood
- Documented immune activation in tumor microenvironment with significant influx of TILs
- Favorable immune-related genetic signatures

[1] Manyam *et al.*, Gynecologic Oncology 163 (2021) 481 - 489

Completed Phase 2 Tested Olvi-Vec-primed Immunochemotherapy

Heavily Pretreated Patients with Platinum-Resistant or Platinum-Refractory Ovarian Cancer

Key Inclusion Criteria

- High-grade serous, endometrioid or clear-cell ovarian cancer including: (1) platinum-resistant (recurrence or progression in < 6 months) or (2) platinum-refractory (progression while on platinum-based therapy) with at least two prior lines of therapy
- ECOG Performance status is at 0 or 1

Interventional Single Group Assignment n=27

Design

Olvi-Vec via intraperitoneal infusion in multiple doses, after systemic chemotherapy administered with or without bevacizumab

Endpoints

Primary: Median progression-free survival (mPFS); Overall Response Rate (ORR) by RECIST 1.1 and by tumor biomarker Cancer Antigen-125.
Secondary: Median overall survival (mOS)

Data Presentations

1. 2020 Digital Annual Meeting of International Gynecologic Cancer Society

   Oral Plenary Session

2. JAMA Oncology

   Selected for Journal podcast series interview

OnPrime Phase 3 Trial

Experimental Arm of ongoing Pivotal Phase 3 trial uses the same treatment regimen as in the completed Phase 2 study

JN JAMA Oncology

Results of the VIRO-15 Phase 2 Trial were published in JAMA Oncology [1]

[1] Holloway *et al.*, JAMA Oncol. 2023 Jul 1;9(7):903-908.

Phase 2: Clinically-Meaningful Responses in Heavily Pretreated Patients

Key Clinical Takeaways

Promising ORR and PFS, and clinical reversal of platinum resistance and refractoriness among patients with PRROC

- All patients had documented progressive disease at enrollment
- The mPFS of the patients' immediately preceding line of therapy was ~4.5 months
- Based on historical data, the mPFS would be expected to decrease in the subsequent line of therapy
- No Grade 4 adverse events. Typical adverse events were transient, mild-to-moderate flu-like symptoms

Overall Response Rate (ORR), including Complete Responses (CR) & Partial Responses (PR), and Progression-Free Survival (PFS)*

	ORR by RECIST1.1[**]	Duration of Response	ORR by CA-125	Median PFS	Median Overall Survival (OS)
All patients (n= 27) (95% CI)	**54%** (13[◊]/24[◊◊]) (33 - 74) **CR=8%** **PR=46%**	**7.6 mos** (3.7 - 9.6)	**85%** (22/26[◊◊◊]) (65 - 96)	**11.0 mos** (6.7 - 13.0)	**15.7 mos** (12.3 - 23.8)
Platinum-resistant (n=14) (95% CI)	**55%** (6/11) (26 - 84) **CR=18%** **PR=36%**	**7.6 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**10.0 mos** (6.4 - NA)	**18.5 mos** (11.3 – 23.8)
Platinum-refractory (n=13) (95% CI)	**54%** (7/13) (27 - 81) **CR=0%** **PR=54%**	**8.0 mos** (3.7 - NA)	**85%** (11/13) (55 - 98)	**11.4 mos** (4.3 -13.2)	**14.7 mos** (10.8 – 33.6)

*Baseline for ORR & PFS evaluation is the timepoint immediately prior to starting post-Olvi-Vec carboplatin doublet +/- bevacizumab to allow direct comparison to historical data or patients' own previous line of chemotherapy

**Eligible for evaluation: with at least 1 measurable target lesion at baseline; including 2 patients without post-chemo scan after virotherapy, and therefore are assigned to the 'inevaluable for response' category per RECIST1.1

◊Including 3 unconfirmed; 2 in resistant group (both censored per protocol); and 1 in refractory group (became eligible for surgery)

◊◊Three of 27 patients were not evaluable as defined by RECIST 1.1 criteria due to no measurable disease. However, these 3 patients were evaluable by the Gynecological Cancer InterGroup (GCIG) CA-125 criteria, showing 2 partial responses and 1 complete response as best response.

◊◊◊One of 27 patents was not evaluable by GCIG CA-125 criteria. However, this patient was evaluable by RECIST 1.1, showing stable disease as best response.

Demonstrated Deep and Durable Tumor Shrinkage

Key Clinical Takeaways

Refractory patients performed as well as resistant patients

Tumor Shrinkage
- Overall, 86% of PRROC patients showed tumor reduction, with 91% of platinum-refractory patients showing tumor reduction
- Four patients had 100% reduction of target lesions (two with confirmed CR), including two platinum-refractory patients

Duration of Response (DOR)
- DOR of 7.6 Months in all platinum-Resistant patients
- DOR of 8.0 Months in platinum-refractory patients

Tumor Shrinkage



15A-18 15B-09 15B-19 15A-19 15A-27 15A-38 15B-18 15A-06 15A-30 15A-23 15B-01 15A-29 15A-05 15A-37 15B-17 15A-22 15A-16 15A-09 15A-25 15B-15 15A-31 15A-34
133 24 58 81 62 132 19 46 45 53 129 31 253 70 124 48 145 65 138 83 82 12
Baseline tumor burden as Sum of Longest Diameter of target lesions (mm)
Change of target lesion size (% change of SLD)
-30% partial response
platinum-resistant
platinum-refractory

Duration of Response



OR (CR or PR)
SD
PD
Time (days)
Best change of target lesions from baseline (%)
-30% partial response

Olvi-Vec-Primed Immunochemotherapy Overcomes "Refractoriness"

Exemplary platinum-refractory patients, after platinum re-challenge,
achieved PFS exceeding any prior lines

15B-01:
- Stage IIIB papillary serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

15B-15:
- Stage IIIB high-grade serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

15B-17:
- Stage IIIC high-grade serous
- ECOG: 1
- BRCA negative

Overall Survival: 23.2 Months



Failed 9 Prior Lines
PFS (mos)
0
2
4
6
8
10
12
14
16
18
8.7
3.7
4
1.4
12
10.9
3
5.4
1.4
9.3
15.5 +
R#1: carbo + taxol
R#2a: carbo + Doxil
R#2b: Bev
R#3: cisplatin + Gemzar
R#4: Tamoxifen + Provera + etoposide
R#5: Tamoxifen + Megace + Femara
R#6: etoposide
R#7: topotecan
R#8: carbo
R#9: Rubraca
Olvi-Vec-primed C/Bev
Regimens

Overall Survival: 12.3 Months



Failed 6 Prior Lines
PFS (mos)
0
2
4
6
8
10
12
8.1
6.1
5
3
2
2
10.3
R#1: carbo + taxol
R#2: olaparib + cediranib
R#3: Gemzar + IMGN853
R#4: Doxil+Bev
R#5: topotecan
R#6: cisplatin + Gemzar
Olvi-Vec-primed C/Bev
Regimens

Overall Survival: 15.7 Months



Failed 7 Prior Lines
PFS (mos)
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
6.0
3.0
3.0
6.5
6.0
1.8
0.3
11.5
R#1: Carbo + Gemzar/Doxil
R#2: Niraparib
R#3: Cytoxan + Bev
R#4: Taxol + Bev
R#5: Pembrolizumab
R#6: SC003
R#7: Carbo + Doxil
R#8: Olvi-Vec-primed C/Bev
Regimens

GENELUX

Meaningful clinical benefit: Relative to patients' preceding line of therapy

Key Clinical Takeaways

Promising PFS and clinical reversal of platinum resistance and refractoriness among patients with PRROC

- All patients had documented progressive disease at enrollment
- The mPFS of the patients' immediately preceding line of therapy was ~4.5 months
- Based on historical data, the mPFS would be expected to decrease in the subsequent line of therapy

'PFS ratio' in the same patients = (PFS^{+1} post-Olvi-Vec) / (PFS^{-1} pre-Olvi-Vec)



mPFS-1: 4.5 mos (95% CI: 2.9-5.8)
mPFS+1: 11.0 mos (95% CI: 6.7-13.0)
P<.001
PFS, proportion
PFS+1 post-Olvi-Vec
PFS-1 pre-Olvi-Vec
mPFS: 4.5 mos
mPFS: 11.0 mos
Number at risk
Month
PFS-1 27 11 0 0 0
PFS+1 27 22 14 4 1



Crossing the 'Von Hoff' line
74% to the left of the Von Hoff line, indicating having clinically meaningful benefit (PFS+1/PFS-1 ≥ 1.3)
Von Hoff line (PFS+1/PFS-1 > 1.3)
Indicative-of-Activity line (PFS+1/PFS-1 = 1)
No effect line (PFS+1/PFS-1 ≤ 0.7)
PFS+1 from subsequent chemo/Avastin post virotherapy (mos)
PFS-1 from last prior line before virotherapy (mos)

(Von Hoff *et al.*, J Clin Oncol. 2010;28(33):4877-83)

Durable Survival Benefit

Key Clinical Takeaways

Encouraging mOS and Long-term survival data

20% long-term survivors consistent with clinically beneficial immunotherapies

- On a median 5th line of treatment, VIRO-15 Phase 2 patients achieved a mOS of 15.7 mos
- 4 of 6 long-term survivors were platinum-refractory at enrollment

Prognosis Worsens with each Successive Line [mOS in months]			
Historical Data[1]			ELAHERE[2]
2nd line	21.1 mOS	(95% CI, 17.8-24.4)	18.7 mOS (2nd/3rd)
3rd line	12.9 mOS	(95% CI, 10.4-14.6)	
4th line	9.8 mOS	(95% CI, 7.1-12.25)	11.6 mOS
5th line	Not reported		N/A

[1]Bookman et al., Gynecol Oncol. 2017;146(1):58-63
[2]SORAYA P3 Trial Result; SGO Annual Mtg, Mar 2023

Meaningful Clinical Benefit in Heavily Pre-treated Patients VIRO-15 [mOS in months]		
5th line (med)	15.7 mOS* [2-3 prior lines: 15.9 mOS 4-9 prior lines: 15.7 mOS]	 (95% CI, 2.1-23.8) (95% CI, 12.3-23.8)
	*18.5 mOS (res)	



Durable Benefit: ~ 20% long-term survivors
(median follow-up time: 47.0 mos)
OS, proportion
1.0
0.8
0.6
0.4
0.2
0.0
0
10
20
30
40
50
60
Month
Number at risk
27
21
10
6
4
2
2

Phase 2 Compared to Approved Standard of Care in Earlier Lines

Key Clinical Takeaways

Broad and Underserved Population

243,572 Ovarian Cancer Patients in the United States[1]

- 70-80% will relapse
- Few therapeutic options

Ovarian Cancer is the 5th leading cause of cancer-related death among women in the U.S.

Olvi-Vec may address significant unmet medical need

- OnPrime Phase 3 trial includes patients regardless of
  (i) tumor biomarkers,
  (ii) platinum refractory tumors, or
  (iii) number of prior lines of treatment (i.e., no cap)
- The mPFS of the patients' immediately preceding line of therapy was ~4.5 months
- Olvi-Vec Phase 2 results approach results in less pre-treated platinum-sensitive patients

	Bevacizumab + Chemotherapy Phase 3 *(AURELIA Study)*	Elahere Phase 3 *(MIRASOL Study)*	Elahere Phase 2 *(SORAYA Study)*	Olvi-Vec Phase 2 *(VIRO-15 Study)*
Patient Population	Progressed <6 months after last platinum	FRα positive and platinum-resistant (progression between 91-180 days)		Platinum –resistant (progression between 31-180 days) or platinum-refractory
Prior Lines of Systemic Therapy	≤2 L's (60% 1 line; 40% 2 lines)	≤3 L's (14% 1L; 39% 2L; 47% 3L)	≤3 L's (10% 1L; 39% 2L; 50% 3L)	2-9 L's (median=4)
Number in Treated Arm	179 (all platinum resistant)	227 (all platinum resistant)	104 (all platinum resistant)	27* [14 platinum resistant (Pl res); 13 platinum refractory (Pl ref)]
ORR	28%	42%	32%	**54%** [55% in Pl res (n=11); 54% in Pl ref (n=13)]
CR	Unk	5%	5%	**8%** [18% in Pl res; 0% in Pl ref]
PR	Unk	37%	27%	**46%** [36% in Pl res; 54% in Pl ref]
PFS (months)	PFS=6.8	PFS=5.6	PFS=5.5	**PFS=11** (n=27) [10 in Pl res 11.4 in Pl ref] 2-3 prior lines: ~10 mos 4-9 prior lines: ~11 mos
Reference	FDA Prescribing Information	FDA Prescribing Information	FDA Prescribing Information and Immunogen press release March 2022	

*October 22, 2024

Note: As the data presented is based on a cross-trial comparison and not a head-to-head clinical trial, such comparisons may not be reliable due to differences in study protocols, conditions and patient populations. Accordingly, cross-trial comparisons may not be reliable predictors of the relative efficacy or other characteristics of our candidates compared to others presented.

GENELUX

[1]NIH Ovarian Cancer Fact Sheet (2022)

Self Launch of Olvi-Vec for Ovarian Cancer in the US

Drivers of Market Penetration

Growing Market Opportunity

No Entrenched Competitor in 4th Line PRROC

- Global revenues of advanced recurrent ovarian cancer drugs are expected to grow from USD 2.5 billion (2023) to USD 5.5 billion (2032)[1].
- Potential future label expansion in newly-diagnosed patients

Concentrated Prescribing Network

Manageable Commercial Build-out

- Limited number of Gyn-Oncs enabling specialty marketing and sales team
- Partnered with GOG Foundation, a leading US-based cooperative group in Gynecologic Oncology

Self-Manufacturing

Large-Scale Proprietary cGMP Manufacturing

- Attractive COGs
- Control of production schedule
- Ability to scale-up commensurate with commercial demand

Reimbursement Authorities

Compelling Value Proposition for Payors

- Significant unmet medical need
- Combination with generic/biosimilars

[1] *Advanced Recurrent Ovarian Cancer Market,* Research and Markets (Report ID: 6052562 dated January 2025).

Systemic Administration Programs

Lung Cancers

Systemic Administration Demonstrated Dose-dependent OS Benefit

The ROYAL MARSDEN NHS Foundation Trust
UNIVERSITY OF SURREY
ICR The Institute of Cancer Research

Key Clinical Takeaways

Demonstrated feasibility and clinical benefit of multiple IV cycles

- Median 5 prior lines of therapy
- Regimen: various dosing levels and schedules (typically over 4-6 months)
- Duration of Treatment (DoT): Higher cumulative-dose patients assigned to cohorts with DoT shorter than (condensed schedule) or equal to the DoT of patients assigned to lower cumulative-dose cohorts
- Well tolerated: no-MTD reached with one DLT
- Clinical Benefit: statistically significant virus dose-dependent OS benefit in solid tumors with lung metastases

Dose Escalation Single-arm Phase 1b Monotherapy Study in Solid Tumors Progressed from Last Prior Therapy



Dose escalation study
Group B
Group A
Patient



Group
A
B
Probability
OS..mos.
Number at risk
A 11 3 1 0 0 0
B 11 7 2 1 1 0



Dose escalation study
Group B′
Group A′
Patient



Group
A′
B′
Probability
OS..mos.
Number at risk
A 5 2 2 0 0
B 5 5 5 3 1

Group A (n=11): TCD $2x10^5$ pfu – $2x10^6$ pfu (**lower TCD**)
Median OS = 4.6 months (95%CI: 1.3-11.0)
Group B (n=11): TCD $3x10^9$ pfu – $3x10^{10}$ pfu (**higher TCD**)
Median OS = 16.8 months (95%CI: 5.9-UND)

OS Significantly greater in Group B (16.8 mo) vs Group A (4.6 mo), p=0.026

Group A´ (n=5): TCD $2x10^5$ pfu – $1x10^6$ pfu (**lowest TCD**)
Median OS = 4.6 months (95%CI: 2.7-UND)
Group B´ (n=5): TCD $1x10^{10}$ pfu – $3x10^{10}$ pfu (**highest TCD**)
Median OS = 20.9 months (95%CI: 16.8-UND)

OS Significantly greater in Group B´ (20.0 mo) vs Group A´ (4.6 mo), p=0.002

TCD = Total Cumulative Dose

Systemic Administration + Chemo Generated Encouraging Data

Key Clinical Takeaways

Anti-tumor effect of IV Immunochemotherapy

- High and Condensed Dosing (single cycle: bolus infusion on 5 consecutive days)
- Well tolerated:
  No DLT or MTD reached
- Monotherapy:
  Anti-tumor effects
- Combination therapy:
  Virus treatment revitalized tumors to subsequent chemotherapy with prolonged PFS and OS

AdventHealth | Cancer Institute : Expanded Access Program

Platinum refractory metastatic cervical cancer with lung mets

Case Report (Pt #21A-06)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea, bone pain (Hx arthritis)
  - Stable disease with no tumor size increase



SLD of nontarget lesions (mm)
55
53
51
49
47
45
43
41
39
37
35
PD at baseline
SD at Wk 24
11/2017
20/2018
/1/2018
10/2018

- Chemotherapy after disease progression
  - Partial Response
  - PFS: 70+ Weeks
  - OS: 53.4 Months

High-grade pancreatic cancer with lung & liver mets

Case Report (Pt.#21A-04)

- Received 5 consecutive daily i.v. doses
  - Transient adverse reactions: fever, nausea
  - 59% drop of CA19.9 tumor biomarker and Objective Response per RECIST, with PFS of 18 weeks



Best change (%) of target lesion sizes from baseline by RECIST
Wk 7
0
-5
-10
-15
-20
-25
-30
-35
-40
Partial response

- Chemotherapy after disease progression
  - 83% drop of CA 19.9
  - Partial Response by RECIST
  - PFS: 31 wks

Systemic Administration Program

Key Takeaways

Lung Cancer Clinical Trial Designs
- All patients in these ongoing clinical trials are treated systemically and previously failed platinum-based therapy

Lung Cancer Clinical Trial Initial Interim Data
- Supportive of Olvi-Vec potentially being a platinum resensitizing agent beyond ovarian cancer and of the current clinical development strategy

NSCLC Clinical Opportunity
- Estimated 192,119 new NSCLC cases in U.S in 2025
  - Stages I-III (56%)
    - 30% recurrence rate
    - At least 60% of recurrent patients have advanced or metastatic disease
  - Stages IV (44%)
    - 60% recurrence rate
- 66% of advanced or metastatic disease patients after 1st line therapy do not have a targetable mutation (>26,000 patients)
- Current standard therapy after 1st line therapy for advanced or metastatic NSCLC without a driver mutation is docetaxel-based with a median PFS of ~4-5 months.

Expected Milestones

- Ph1b SCLC & Ph2 NSCLC:
  - Interim (updated dose-finding) data throughout 2026

Ongoing Clinical Trials

Sponsor	Trial Sites	Indication	Clinical Stage	Patients (est.)	Randomization	Status
Genelux	US[1]	Recurrent/platinum-ICI failure NSCLC (rNSCLC)	Phase 2	~142	1:1	Enrolling Dose-Finding Cohorts (≤30 patients)

Sponsor	Trial Sites	Indication	Clinical Stage	Patients (est.)	Randomization	Status
Genelux / NEWSOARA	China[2]	Recurrent/platinum failure SCLC (rSCLC)	Phase 1b/2	~110	Single Arm	Enrolling Dose-Finding Cohorts (≤36 patients)

[1] Newsoara has funding commitment to reimburse Genelux for the US-based Phase 2 trial in NSCLC

[2] Newsoara has development and commercialization rights for all human diagnostic, prophylactic and therapeutic applications in Greater China.
Genelux has worldwide development and commercial rights (ex-Greater China) to all clinical data generated in China

Phase 1b/2 Trial in Recurrent Small Cell Lung Cancer

Heavily Pretreated Patients with Platinum-Relapse or Platinum-Refractory Small Cell Lung Cancer

Key Inclusion Criteria

- After receiving platinum containing chemotherapy scheme +/- immunotherapy, platinum containing chemotherapy scheme +/- anlotinib and other treatment recommended by the guidelines in the past, the disease progresses or relapses.
- ECOG Performance status is at 0 or 1

Phase 1b, multi-center, dose escalation, open-label
N = up to 36

Six Dose Escalation Cohorts

Olvi-Vec via multiple consecutive day intravenous doses, followed by systemic administration of platinum and etoposide

Interim (updated dose-finding) data expected throughout 2026

Phase 2, multi-center, expansion arm, open-label
N = ~90

Design

Olvi-Vec via multiple consecutive day intravenous doses, followed by systemic administration of platinum and etoposide

Phase 1b Endpoints

Primary Endpoint
- Safety and tolerability

Secondary Endpoints
- ORR by RECIST 1.1
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

Phase 2 Endpoints

Primary Endpoint
- ORR by RECIST 1.1 (by investigator and by BICR)

Secondary Endpoints
- Safety
- Progression-free Survival (PFS)
- Duration of Response (DoR)
- Disease Control Rate (DCR)

Phase 1b/2 SCLC Systemic Administration - Interim Data Readout

As of data review cutoff date
of December 23, 2025

Key Takeaways

- 66% (2/3) achieved partial responses (PR) in highest dose cohort tested as of data review cutoff date (tumor reductions of 85% & 55%)
- Across dose escalation cohorts achieved a 66% (6/9) disease control rate (3 PRs & 3 stable disease (SD))
  - **3 stable disease patients achieved tumor size reductions between 25% to 29%.**
- Olvi-Vec was generally well tolerated
- Patient enrollment into dose escalation cohort 5 ongoing (equivalent to cohort 2 of Ph2 NSCLC trial)

Data is suggestive of potential dose-response trend



Best Response by Cohort
Cohort
1
2
3
4
+ 20% Tumor Increase
-30% Tumor Reduction
Best change of individual target lesion size from baseline (%)
71
-30
23
-25
-25
-29
-85
-55
7
2001
2003
1004
1002
1003
2008
2011
2017
2018
Patient ID #



Individual target lesion change by Patient
Patient ID
Cohort #
+ 20% Tumor Increase
-30% Tumor Reduction
Best change of individual target lesion size from baseline (%)
2001 1004 2018 1004 1004 2018 1003 2018 2003 1003 1002 2008 1003 2008 2003 1003 2003 2017 2011
Patient ID #

*Pt. 2018: new non-target lesion (brain)

To be considered evaluable, patients must have measurable disease and receive the single cycle of Olvi-Vec treatment and tolerate at least one cycle of chemotherapy, prior to first (10-week) imaging/scan.

Phase 2 Trial in Recurrent Non-small Cell Lung Cancer

Patients with Non-small Cell Lung Cancer after First Progression while on Front-Line Immune Checkpoint Inhibitor-based Maintenance

Key Inclusion Criteria

- Advanced or metastatic NSCLC: Stage III or Stage IV
- Nonsquamous or squamous disease
- Without known targetable alterations in EGFR, ALK or ROS1
- Prior failure of platinum-containing chemotherapy and an immune checkpoint inhibitor

Multi-center, dose escalation, open-label
n= up to 30

Three Dose Escalation Cohorts
Olvi-Vec and Platinum-doublet + Immune Checkpoint Inhibitor (ICI), followed by ICI-based maintenance therapy

Interim (updated dose-finding) data expected throughout 2026

Multi-center, randomized open-label
n= ~110

Experimental Arm
Olvi-Vec and Platinum-doublet + ICI, followed by ICI-based maintenance therapy

Active Comparator Arm
Docetaxel
(crossover allowed after progression)

Primary Endpoint

Progression-Free Survival

Key Secondary Endpoints

1. Overall Response Rate (ORR)
2. Overall Survival (OS)
3. 6-month progression free survival
4. Duration of Response (DOR)
5. Disease Control Rate

Phase 2 NSCLC Systemic Administration - Interim Data Readout

As of data review cutoff date
of December 31, 2025

Key Takeaways

- Dose escalation cohorts achieved a 60% (3/5) disease control rate (3 stable disease (SD))
  - **2 stable disease patients achieved composite tumor size reductions of 19% and 23%, respectively.**
- Olvi-Vec was generally well tolerated
- Patient enrollment into dose escalation cohort 2 ongoing (equivalent to cohort 5 of Ph1b/2 SCLC trial)

Observed signals of anti-tumor activity and treatment tolerability



Best Response by Cohort
Cohort
1
Best change of target lesions from baseline (%)
50
40
30
20
10
0
-10
-20
-30
37
9
-19
-23
GL25-10-01
GL25-10-02
GL25-10-03
GL25-04-01
Patient ID #

To be considered evaluable, patients must have measurable disease and receive the single cycle of Olvi-Vec treatment and tolerate at least one cycle of chemotherapy, prior to first (10-week) imaging/scan.
Patient GL25-04-05 (in cohort 2) had progressive disease; target lesion data not received so not shown on chart above.

Industry Collaboration with Newsoara HYK Biopharmaceuticals Co., Ltd


GENELUX
NEWSOARA
恒翼生物医药

Benny Li, PhD
Newsoara Founder and CEO



20+ yrs. global and China local pharma
Former VP, GM of Takeda China Development Center and SVP, Executive GM of R&D at Hansoh Pharmaceuticals
Former Head of Clinical Development & Medical Affairs in Asia at Alcon/Novartis

NEWSOARA
HIGHLIGHTS

- **15** Compounds; **7/8** Small Molecules/ Biologics
- **7** Clinical Stage; **8** Pre-clinical
- **14** IND Approvals; **6/8** Completed/Ongoing Studies
- **4** Platform Technologies
- **2023** 1st NDA; 2nd/3rd NDAs **2026**
- **Top 10** VC Investors

Newsoara has paid $11M to date and GNLX is eligible for additional development, regulatory and sales milestone payments and up to mid-double-digit percentages royalties on net sales

Intellectual Property: Market Exclusivity & Freedom to Operate

Patent Portfolio: 21 issued patents and 7 pending applications; patent term expected to extend into 2038

Olvi-Vec: No third-party royalties due

Long Duration of Regulatory / Marketing Exclusivity

Strong IP & Regulatory Designations

Integrated Capabilities For Phase 3 And Launch

Key Takeaways

Facilities and Operations based in Southern California

GMP Manufacturing
- Large-scale manufacturing process
- Capacity for clinical studies and commercial launch needs

Translational Research
- Clinical Science capabilities to support development program
- Process development capabilities to support manufacturing

Headquarters
- Executive Office suite
- Right of First Refusal on 16,338 Sq. Ft of adjacent office space for build-out of Commercialization, Development & G&A functions


Headquarters
Westlake Village, CA, USA
(~4,050 SF)
cGMP Manufacturing Facilities
San Diego, CA, USA
(14,000+ SF)

Facilities and Operations: Based in Southern California

Accomplished Leadership Team

Executive Team



Thomas Zindrick, JD
Chief Executive Officer
AMGEN aeromics DNX



Matthew Pulisic, MBA
Chief Financial Officer
arrowhead pharmaceuticals AMGEN



Jason Litten, MD
Chief Medical Officer
Juno Therapeutics CLOVIS ONCOLOGY AMGEN



Eric Groen, JD
General Counsel &
Head of Business Development
Rani Therapeutics AMGEN

Board of Directors

THOMAS ZINDRICK, JD
Chairman of the Board
AMGEN aeromics DNX

JAMES L. TYREE, MBA
Lead Independent Director
Pfizer Bristol Myers Squibb Abbott

MARY MIRABELLI, MBA
Director
Hewlett Packard Enterprise hfma HCA Healthcare

JOHN THOMAS, MBA, PhD
Director
La Sierra University ADRA

JOHN SMITHER, CPA (Inactive)
Director
AMGEN KYTHERA EY

Operations & R&D



Tony Yu, PhD
SVP, Clinical Development
UC San Diego Moores Cancer Center



Joseph Cappello, PhD
Chief Technical Officer
The University of Utah B BRAUN Sharing Expertise



Qian Zhang, MD, PhD
VP, Clinical Sciences &
Drug Safety
UC San Diego Moores Cancer Center



Ralph Smalling
Head, Regulatory Affairs
AMGEN



Cathy Gust, PhD
VP, Product Strategy Team
AMGEN

Genelux Has Executed on Multiple Milestones and is Positioned for the Future

Regular Cadence of Important Program Milestones - ***Upcoming Trial Readouts have Potential to Redefine:***

- *Therapy (platinum resensitization in multiple indications)*
- *Modality (systemic administration of an oncolytic virus)*

Executed Milestones

- ✔ Runway beyond expected recurrent SCLC and NSCLC interim readouts
- ✔ 30+ sites active in Phase 3 Trial in PRROC
- ✔ Phase 2 PRROC results published in JAMA Oncology
- ✔ Collaboration and License Agreement with Newsoara
- ✔ Initiation of Phase 2 trial in recurrent NSCLC (US)
- ✔ Interim data readout of Phase 1b/2 trial in recurrent SCLC (China)



Throughout 2026
Expected interim (updated dose-finding) data: recurrent SCLC Phase 1b/2 & recurrent NSCLC Phase 2 trials (each IV route)
2H, 2026
Topline results expected PRROC Phase 3 registrational trial
Expansion Opportunities
Initiate Phase 2/3 trial frontline ovarian cancer*
Initiate registrational trial recurrent lung cancer
Initiate trials in additional indications & with additional combinations
Enter additional regional development & commercial partnership(s)

Company has cash runway into Q1 2027

*We [FDA] reiterate our previous suggestion that you propose a study in the initial treatment of patients with ovarian cancer ... in combination with a platinum-containing regimen. [Type C meeting response, dated August 25,2021]

GENELUX

Redefining Immuno-Oncology

Corporate Presentation | February 2026

Appendix

Olvi-Vec Seeks to Unleash Immune System Against Cancer

Key Takeaways

Olvi-Vec is being developed as a robust immune modulator that utilizes a triple mode of action to mount a personalized attack against cancer cells throughout the body and aims to:

- Selectively replicate in tumors to kill cancer cells directly, including cancer stem cells
- Enhance (neo)antigen presentation and stimulates a tumor-specific immune response
- Convert tumor microenvironment from immunosuppressive (cold state) to immunoreactive (hot state)

Olvi-Vec
viral infection

Oncolysis and release of tumor (neo)antigens

Innate Immune Activation

- Increase Type I IFNs
- Increase DAMPs / PAMPs

Adaptive Immune Activation

- APCs present (neo)antigens
- T-cell activation & cytotoxicity
- Anti-tumor immune memory



PAMPs - Pathogen-associated Molecular Patterns
DAMPs - Damage-associated Molecular Patterns

'Cold' tumor before Olvi-Vec

- No or relatively low number of immune effector cells
- Relatively high number of immune suppressor cells

'Hot' tumor following Olvi-Vec immunotherapy

- Increase of proinflammatory cytokines/chemokines
- Influx of CD8+ effector T cells
- M2 to M1 transition of tumor-associated macrophages
- Decrease of immune suppression
- Changes of tumor gene expression profile
- Immunogenic tumor cell death
- Vascular collapse

Olvi-Vec-Primed Immunochemotherapy: Reversing Platinum Resistance

Pro-therapeutic gene expression

[*VIRO-15 Monotherapy Data*]

- Positive regulation of T-cell activating and trafficking[1]
- Expression profiles (e.g., STAT1) correlated to better prognosis[2]
- Promotion of sensitization[3] / response to chemotherapy[4]

Olvi-Vec-Induced Hot Tumor



ABSENCE OF EFFECTOR T CELLS
PRESENCE OF EFFECTOR T CELLS
FIBROBLAST
cystine
cysteine
GSH
IFNγ
cisplatin
High GSH
Low GSH
Platinum resistant
Platinum sensitive
CANCER

"Prime & Boost"

Chemotherapy synergy

- Immunogenic cell death and presentation of oncogenic neoantigens[6]
- Depletion of suppressor cells[5]
- Increase susceptibility to cytotoxic T-lymphocytes[6]

[1]Song et al. (Mol Ther (2007) 15(8):1558-1563)
[2]Wang et al., Cell. 2016; 165(5): 1092–1105
[3]Mantovani et al., J Exp Med. 2015;212(4):435–445; Kilinc et al., J Transl Med. 2016;14:340
[4]Ahmed et al., Mol Aspects Med. 2014;39:110-25; Goto et al., Mol Cancer Ther (2003) 2(9):911-917; Hsieh et al., PLoS ONE (2015) 10(2):e0118028
[5]Weir et al., Cancers (Basel) (2011) 3(3):3114-3142; Emens et al., Cancer Immunol Res (2015) 3(5):436-443)
[6]Emens et al., Cancer Immunol Res (2015) 3 (5): 436–443.

Accomplished Clinical Advisory Board

Medical Director, Gynecologic Oncology, AdventHealth Cancer Institute



Robert Holloway, MD
CHAIRMAN

Dr. Holloway is the principal investigator for VIRO-15 and has served on several committees of the Society of Gynecologic Oncology (SGO), including its Board of Directors.

Chief Medical Officer, Vanium Group



Robert Coleman, MD

Dr. Coleman currently serves as Special Advisor to the President of Gynecologic Oncology Group and is co-Director of GOG-Partners. In addition, he is immediate Past-President of the International Gynecologic Cancer Society.

Co-Director, Gynecologic Oncology, Hoag Memorial Hospital Presbyterian



Albert A. Mendivil, MD

Dr. Mendivil, site principal investigator for VIRO-15, serves as Co-Director of Gyn- Onc and Complex Pelvic Surgery, Hoag Hospital. He has been the principal investigator or site sub-investigator on 20+ clinical trials.

Deputy Director of the University of Cincinnati Cancer Institute



Thomas J. Herzog, MD

Dr. Herzog is President of the GOG Foundation. He has served on the leadership board or council of SGO, the Foundation for Women's Cancer, and ACOG.

Professor and Division Director, Ohio State University Comprehensive Cancer Center



David M. O'Malley, MD

Dr. O'Malley is the clinical trial advisor/lead for ovarian cancer within GOG Partners, a committee member for the NCI Gynecologic Cancer Steering Committee's Ovarian Task Force and the NRG Oncology.

Forsythe & Bear, LLC



Alan Forsythe, PhD

Dr. Forsythe has had a distinguished career in pharmaceutical drug development. As Vice President of Corporate Biomedical Information at Amgen, Alan led the Biostatistics, Epidemiology and HOER depts.

Olvi-Vec-Primed Immunochemotherapy Anti-tumor Activity: CA-125 Biomarker

Rapid, Common and Durable Responses

CA-125 Decrease

- **All PRROC Patients: 96% (25/26)**
- **Platinum refractory patients: 85% (11/13)**



Correlate CA-125 dynamics to Best Overall Response by RECIST1.1
Best response by RECIST:
PD
SD
Objective Response (CR or PR)
Pending or not evaluable
CA-125 change (%)
Days
-50% response
60
40
20
0
-20
-40
-60
-80
-100
30
60
90
120
150
180
210
240
270
300
330
360
390
420

- All 11 patients with > 90% decrease of CA-125 achieved RECIST response
- RECIST responses correlate to CA-125 responses (p = 0.007)

ORR by CA-125

- **All PRROC Patients: 85% (22/26)**
- **Platinum refractory patients: 85% (11/13)**



15A-32
15A-18
15A-27
15B-17
15B-18
15A-38
15B-12
15B-01
15B-13
15A-29
15A-31
15B-15
15A-25
132 75 126 742 2059 610 1524 2070 3391 2768 75 65 1097 767 970 3551 388 491 87 293 2387 1201 4447 993 501 850
Baseline CA-125 value (U/mL)
Best change of CA-125 (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
-50% response
platinum-resistant
platinum-refractory

Olvi-Vec-Primed Immunochemotherapy Overcomes "Refractoriness"

Exemplary platinum-refractory patients, after platinum re-challenge, achieved ***PFS exceeding any prior lines***

15B-15:
- Stage IIIB high-grade serous
- ECOG: 0
- BRCA negative
- PD-L1 negative

Overall Survival: 12.3 Months



Failed 6 Prior Lines
PFS (mos)
12
10
8
6
4
2
0
8.1
6.1
5
3
2
2
10.3
R#1: carbo + taxol
R#2: olaparib + cediranib
R#3: Gemzar + IMGN853
R#4: Doxil+Bev
R#5: topotecan
R#6: cisplatin + Gemzar
Olvi-Vec-primed C/Bev
Regimens



Pt.15B-15 (primary platinum-refractory HGSOC)
Start of Chemo/Bevacizumab
Olvi-Vec
Partial respone by RECIST
Partial response by CA-125
Target lesion SLD per RECIST1.1 (mm)
CA-125 (U/mL)
160
140
120
100
80
60
40
20
0
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
10/1/2018
11/1/2018
12/2/2018
1/2/2019
2/2/2019
3/5/2019
4/5/2019
5/6/2019
6/6/2019
7/7/2019
8/7/2019
9/7/2019

Olvi-Vec Demonstrated Oncolysis and Immune Activation

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Key Takeaways

Olvi-Vec monotherapy shows decreased tumor cells and increased immune activation

- Olvi-Vec treatment was able to dramatically decrease or eliminate tumor cells in multiple patient samples
- The Activation of Immunosurveillance by Olvi-Vec after 2 doses was seen in multiple cavities as monotherapy



(Pt.#15A-01)
Olvi-Vec Treatment on Days 3 & 4
baseline
Day 5
Day 10
Clusters of tumor cells
Limited immune cells
Drastic reduced tumor cells
Large increase of immune cells
Oncolysis
Immune activation



(Pt.#15A-11)
Elimination of Cancer Cells after Increased Lymphocyte Infiltration in different cavities
peritoneal fluid
pleural fluid
Prior to 1st dose
W2D9
Tumor cell clusters present
W2D12
W2D15
Robust lymphocyte count increase
W2D17
W2D17
Tumor cell clusters absent

CD8+ T-cells: Infiltrating Lymphocytes are Prognostic for Response/Survival

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Olvi-Vec Induced Infiltration of CD8+ cells into Tumors

Pt# 15A-16 | Pt# 15A-18 | Pt# 15A-23

Pre-Olvi-Vec

Post-Olvi-Vec (prior to subsequent chemotherapy)



CD4
CD8
CD4+
CD8+
100μm

Endogenous TILs (intra-tumoral and stromal) are very low in ovarian cancer, i.e., immunologically 'cold'.

Shift of CD8+ cells into epithelial tumor tissue

Pt# 15A-16 | Pt# 15A-18 | Pt# 15A-23

Baseline Screening

Post Olvi-Vec Treatment



HALO™ Infiltration Histogram
CD8+ densities around interface
Distance from interface [μm]
42
14
126
45
107
69
705
146
494
109
135
28
Outside Tumor
Inside Tumor
Outside Tumor
Inside Tumor
Outside Tumor

Long-lasting, Tumor-specific T cell Response Corresponds to Tumor Reduction

Data from Phase 1b Monotherapy portion of VIRO-15 trial

Key Takeaways

Off-the-Shelf Personalized Medicine: Single Agent generates Individualized Results

- Olvi-Vec induces favorable & long-lasting Tumor-specific T-cell Response (TSTcR) by ELISPOT analysis in patient in heavily treated patient w/ 9 prior regimens of chemo; no Tumor-specific T-cell response at baseline
- Documented OR from Olvi-Vec treatment after failure of last chemotherapy

Case Report (Pt #15A-05)

Heavily pre-treated:
9 prior regimens of chemo+Avastin;
no pre-existing tumor-specific T-cells

Post treatment:
Consequential amount (~3%) of all activatable T cells at Week 30 are tumor-specific T-cells



Confirms tumor-antigen presentation & immune activation/memory
IFN-gamma secreting cells / 100,000 PBMCs
10000
1000
100
50
40
30
20
10
0
No pre-existing tumor-specific T-cell response
Activation of tumor-specific T-cell response (TSTcR)
Baseline
Week 6
Week 30
Neg. Control (Ovalbumin)
Vaccinia Virus Lysate
Tumor lysate
Positive Control (PMA/ION)



Last Chemotherapy: Pemetrexed 3/30-5/18/2016
Progressive disease (PD) (CT scans on 6/30/2016 & 8/30/2016)
GL-ONC1 Tx
Partial response (confirmed on Week 24 & 36; durable)
Stable disease @ Week 48 (-27% compared to baseline)
SLD of target lesions over time
SLD (mm)
300
280
260
240
220
200
180
160
140
120
Wks
-24
0
18
36
pemetrexed
No TSTcR
+ 90% PD
Olvi-Vec Administration
Confirmed TSTcR
- 34% PR

Olvi-Vec Demonstrated Anti-Tumor Response & Disease Control Observed

Data from Phase 1b Monotherapy portion of VIRO-15 trial


Target lesion SLD change overtime
PD
SD
PR
Overtime change of SLD from baseline (%)
40
30
20
10
0
-10
-20
-30
-40
0
5
10
15
20
25
30
35
40
45
WEEKS


Individual target lesion change
Best change of individual target lesion size from baseline (%)
100
90
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
Progressive disease
Partial response
Patient ID #

- 17/38 (45 %) individual target lesions had size reduction
- In 4 pts with SLD reduction, all individual target lesions had reduction in size

Choice Platform Library: 500+ Vectors with 110+ Transgenes

Engineered and selected clonal isolated (non-GMO)
viral strains identified from
***in vitro* and in *vivo* selection criteria**

Virus-encoded transgenes

Therapeutic Genes
- *Cell Growth & Differentiation Regulators*
- *Hormones*
- *Metastasis Suppressor Genes*
- *Cell Matrix Degradative Genes*

Immune Modularity
- *Immune Regulators*
- *Superantigens*
- *Cytokines / Chemokines*

Therapeutic Antibodies
- *Single-chain Antibodies*

✓ ***In vitro & in vivo tested: GLP Tox ready***

Immune Modularity Molecules
- *IL-6/sIL-6R*
- *IL-24*

Cell Growth & Differentiation Regulators
- *BMP-4*

Cell Matrix-Degradative Genes
- *hMMP9*

Clonal Isolated Strains (non-GMO)
- LIVP1.1.1
- LIVP5.1.1
- V-VET1 (LIVP6.1.1)
- Cop15.1.1

Single-Chain Antibodies
- Anti-VEGF
- Anti-PD-1
- Anti-FAP
- Anti-PD-L1
- Anti-DLL4
- Anti-CTLA4
- Anti-αvβ3-integrin

Olvi-Vec & Cisplatin Demonstrate Activity in Animal Models with Platinum-resistant Cancer Lines

Synergistic and Durable Antitumor Activity

Ovarian Cancer
(OVCAR-3 cell line)



No treatment
Olvi-Vec alone
Olvi-Vec + cisplatin
Cisplatin alone
Mean tumor volume (mm^3)
10000
8000
6000
4000
2000
0
Olvi-Vec
cisplatin
40
50
60
70
80
90
100
110
120
Time after OVCAR-3 tumor cell implantation (days)

Melanoma
(WM266.4 cell line)



Untreated control
1h 68 2.0x 10^6 pfu/ 100µl t.v.
1h 68 2.0x 10^6 pfu/ 100µl t.v.+Cis
Cis
Average tumor volume (mm³)
3500
3000
2500
2000
1500
1000
500
0
0
7
14
21
28
35
Days after virus injection
cisplatin
untreated
Olvi-Vec (i.e. 1h68)
Olvi-Vec (i.e. 1h68) + cisplatin

Olvi-Vec & anti-PD-1: Enhanced Activity in Immune-competent Animal Model

Pre-clinical Support for Treatment-naïve Resectable Non-small Cell Lung Cancer



Control
a-PD-1
VV-ILP
VV-ILP + a-PD-1
Percent survival
100
80
60
40
20
0
0
10
20
30
40
50
Days from implantation



Tumor volume (mm³)
4,000
3,000
2,000
1,000
0
0
5
10
15
Days from implantation

- **Prolonged survival and enhanced anti-tumor activity from combination of oncolytic vaccinia virus Olvi-Vec (VV-ILP) and immune checkpoint inhibitor (anti-PD-1) were observed in immune-competent soft-tissue sarcoma model in preclinical animal studies** (left panel figures: top & bottom).

- **The density of CD8+ cytotoxic T cells at both the invasion margin and within the parenchyma was significantly increased the most with virus (VV-ILP) and PD-1 blockade (anti-PD-1)** (panel below).



Marginal CD8
Parenchymal CD8
% Area per 20X HPF
80
60
40
20
0
Isotype
a-PD-1
ILP
ILP + a-PD-1
VV-ILP
VV-ILP + a-PD-1

Smith *et al.*, Clin Cancer Res 2019 (25) (11) 3443-54

Olvi-Vec: Ideal Backbone for Combination Therapy

Converts Tumor Microenvironment to Inflammatory "Hot Spot"

Induction of acute inflammatory cytokines (Th1-type related)

VIRO-15 Study



Fold-change from Baseline
6
5
4
3
2
1
0
IL-6
CRP
SAA
TNF-α
IL-15
TARC
IP-10
Baseline
W1D5
W2D10
W3D17

NCT01443260/TUE Study



Baseline



Massive inflammatory response after (C1D24) single dose of virus

Up Regulates Immunomodulatory Target Proteins, such as PD-L1

Endogenous PD-L1 expression in ovarian tumor is low, hence limiting target by anti-PD-1/PD-L1 therapy

Rodriguez-Freixinos et al. J Clin Oncol 36, 2018 (suppl; abstr 5595)



Percentage of cases
100%
80%
60%
40%
20%
0%
n=24
(4%)
(25%)
(46%)
PD-L1 expression
<1%
<20%
[20%-50%]
>50%

PD-L1: VIRO-15 Study (monotherapy)



Baseline



Post treatment (20d)
Strong PD-L1 staining at the tumor-stromal interface